SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_| Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-12


                        American Financial Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
                     N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                     N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                     N/A
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(4) Proposed maximum aggregate value of transaction:
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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
      0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
                     N/A
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(4) Date Filed:
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


[GRAPHIC OMITTED]
AMERICAN
    FINANCIAL
     HOLDINGS



                                                   March 27, 2002




Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of American Financial Holdings, Inc. The meeting will be held at the Hartford Marriott Rocky Hill, 100 Capital Boulevard, Rocky Hill, Connecticut on Monday, April 29, 2002 at 10:00 a.m. local time. Please note that this location is different from last year.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. Registered shareholders may vote using a toll-free telephone number by following the instructions included with your proxy card. Alternatively, you may vote your shares by completing and mailing the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted by telephone or mailed a proxy card.

         We look forward to seeing you at the meeting.

                                      Sincerely,



                                      /s/ Robert T. Kenney
                                      Robert T. Kenney
                                      Chairman of the Board, President and
                                      Chief Executive Officer

                        AMERICAN FINANCIAL HOLDINGS, INC.
                              102 WEST MAIN STREET
                         NEW BRITAIN, CONNECTICUT 06051
                  (860) 612-3366 or (877) 677-2634 (Toll-Free)

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

         On Monday, April 29, 2002, American Financial Holdings, Inc. (the "Company") will hold its annual meeting of shareholders at the HARTFORD MARRIOTT ROCKY HILL, 100 CAPITAL BOULEVARD, ROCKY HILL, CONNECTICUT (U.S. Interstate 91 - Exit 23). Please note that this location is different from last year. The meeting will begin at 10:00 a.m. local time. At the meeting, the shareholders will consider and act on the following:

          1.  The election of three directors to serve for terms of three years;

          2. The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2002; and

          3. The transaction of any other business that may properly come before the meeting.

          NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

          Only shareholders of record at the close of business on March 8, 2002 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

         Unless you choose to vote by telephone, please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Richard J. Moore
                                            Richard J. Moore
                                            Corporate Secretary

New Britain, Connecticut
March 27, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        AMERICAN FINANCIAL HOLDINGS, INC.

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Financial Holdings, Inc. (the "Company") to be used at the annual meeting of shareholders of the Company. The Company is the holding company for American Savings Bank ("American Savings" or the "Bank"). The annual meeting will be held at the Hartford Marriott Rocky Hill, 100 Capital Boulevard, Rocky Hill, Connecticut on Monday, April 29, 2002 at 10:00 a.m. local time. This proxy statement and the enclosed proxy card are being mailed to shareholders of record on or about March 27, 2002.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

          You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 8, 2002. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote.

          As of the close of business on March 8, 2002, a total of 23,314,529 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, a record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is not entitled to any vote with respect to the shares held in excess of the 10% limit. In addition, the Company's Certificate of Incorporation provides that a record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 5% of the Company's outstanding shares, is not entitled to any vote with respect to the shares held in excess of the 5% limit, unless the beneficial owner owns, holds or controls such shares in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the Company.

ATTENDING THE MEETING

         If you are a shareholder as of the close of business on March 8, 2002, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

         A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

          In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

          In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

VOTING BY PROXY

          The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AND "FOR" RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS.

          If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting has occurred within 30 days of the annual meeting and you have not revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

          You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

          If you are a shareholder of record (that is, you hold your Company common stock in certificate form), instead of voting by completing and mailing the enclosed proxy, you may vote by telephone by following the instructions included with your proxy card. The telephone voting procedures use a control number to authenticate shareholders of record, allow you to vote your shares and confirm that your instructions have been properly recorded.

          If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form that is provided by your broker, bank or other nominee which accompanies this proxy statement.

PARTICIPANTS IN AMERICAN SAVINGS' ESOP AND 401(K) PLANS

          If you participate in the American Savings Bank Employee Stock Ownership Plan or if you hold shares through American Savings Bank's 401(k) Plan, you will receive with this proxy statement a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to how to vote the shares in the American Financial Holdings, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received as directed by American Savings. The deadline for returning your voting instructions to each plan's trustee is April 19, 2002.

                                 STOCK OWNERSHIP

          The following table provides information as of March 8, 2002, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                                         NUMBER OF SHARES      PERCENT OF COMMON
NAME AND ADDRESS                                                               OWNED           STOCK OUTSTANDING
----------------                                                         -----------------    -------------------

American Savings Bank Employee Stock Ownership Plan Trust                  2,306,025(1)                9.9%
102 West Main Street
New Britain, Connecticut 06051

Thomson Horstmann & Bryant, Inc.                                           2,057,100(2)                8.8%
Park 80 West, Plaza Two
Saddle Brook, New Jersey 07663

American Savings Foundation                                                1,821,310(3)                7.8%
185 Main Street
New Britain, Connecticut 06051

---------------------------------------

(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants. As of March 8, 2002, 291,067 shares have been allocated to participants' accounts and 2,014,958 shares remain unallocated under the ESOP.
(2) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on January 23, 2002.
(3) The terms of the foundation's gift instrument require that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by shareholders of the Company.

         The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 8, 2002. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                      Number of Shares
                                                 Number of               That May Be
                                                Shares Owned         Acquired Within 60             Percent of
                                             (Excluding Options)           Days                    Common Stock
 Name                                            (1)(2)(3)(4)        by Exercising Options        Outstanding (5)
 ----                                         ------------------    -----------------------      -----------------

 Charles J. Boulier III...................         173,755                 34,000                       *
 Marie S. Gustin..........................          36,179                 10,800                       *
 Fred M. Hollfelder.......................          37,066                 10,800                       *
 Gregory B. Howey.........................           2,500                  6,600                       *
 Mark E. Karp.............................          67,564                 10,800                       *
 Robert T. Kenney.........................         276,939                 80,000                     1.5%
 Steven T. Martin.........................          40,820                 10,800                       *
 Harry N. Mazadoorian.....................          38,706(6)              10,800                       *
 Richard J. Moore.........................          91,580                 24,000                       *
 Sheri C. Pasqualoni......................          82,761                 24,000                       *
 Peter N. Perugini........................          98,539                 24,000                       *
 Laurence A. Tanner.......................           1,052                  6,600                       *
 Jeffrey T. Witherwax.....................          71,320                 10,800                       *

 All Executive Officers and Directors as
 a Group (16 persons).....................       1,158,990                348,767                     6.4%

--------------------------------------------

 * Represents less than 1% of shares outstanding

 (1) Includes shares held in trust in the American Savings Bank Stock-Based Deferred Compensation Plan, with respect to which participants have shared voting power as follows: Mr. Boulier--8,169 shares; Ms. Gustin--4,006 shares; Mr. Hollfelder--5,716 shares; Mr. Karp--14,914 shares; Mr. Kenney--25,477 shares; Mr. Mazadoorian--8,533 shares; Mr. Moore--4,021 shares; Ms. Pasqualoni--3,796 shares; and Mr. Perugini--13,863 shares.
 (2) Includes shares held in trust as part of the American Savings Bank Supplemental Executive Retirement Plan, with respect to which the beneficial owner has shared voting power as follows: Mr. Boulier--2,084 shares; Mr. Kenney--13,003 shares; and Mr. Perugini--18 shares.
 (3) Includes unvested shares of restricted stock awards held in trust as part of the American Financial Holdings, Inc. 2000 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Mr. Boulier--123,512 shares; Ms. Gustin, Messrs. Hollfelder, Karp, Martin, Mazadoorian and Witherwax--21,320 shares; Mr. Kenney--216,000 shares; and Mr. Moore, Ms. Pasqualoni and Mr. Perugini--66,800 shares.
 (4) Includes shares held under the American Savings Bank ESOP, with respect to which the beneficial owner has voting but not investment power as follows:
      Mr. Boulier--5,157 shares; Mr. Kenney--5,157 shares; Mr. Moore--4,655 shares; Ms. Pasqualoni--4,748 shares; and Mr. Perugini--5,092 shares.
 (5) Based on 23,314,529 shares of Company common stock outstanding and entitled to vote as of March 8, 2002, plus for each person, the number of shares such person may acquire within 60 days by exercising stock options.
 (6) Includes 4,287 shares held in a separate trust in which Solomon, Smith, Barney serves as trustee and 2,730 shares held by Mr. Mazadoorian's spouse's individual retirement account.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Company's Board of Directors consists of nine members. Eight directors are independent and one director is a member of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year are Marie
S. Gustin, Mark E. Karp and Gregory B. Howey, each of whom is a director of the Company and the Bank.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2001. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of American Savings.

                       NOMINEES FOR ELECTION OF DIRECTORS

         The nominees standing for election are:

         Marie S. Gustin, Ph.D. was the superintendent of schools in New Britain, Connecticut before her retirement in 1993. Age 67. Director since 1996.

         Mark E. Karp was President and Chief Executive Officer of Moore Medical Corp., a medical supply distributor, located in New Britain, Connecticut, before his retirement in 1998. Age 55. Director since 1995.

         Gregory B. Howey is President and owner of Okay Industries, Inc., a company which specializes in producing metal stampings for the medical and surgical marketplace, located in New Britain, Connecticut. Mr. Howey also serves as a director of Rogers Corporation, a manufacturer of polymer and electronic materials for the communication and computer markets. Age 59. Director since 2000.

                         DIRECTORS CONTINUING IN OFFICE

         The following directors have terms ending in 2003:

         Fred M. Hollfelder retired in 1990 as President of Corbin and Russwin Architectural Hardware, located in Berlin, Connecticut. Age 67. Director since 1981.

         Harry N. Mazadoorian has been Distinguished Professor of Dispute Resolution Law from Practice at Quinnipiac University School of Law in Hamden, Connecticut since January 2000. Mr. Mazadoorian also serves as an arbitrator and a mediator. Prior to holding these positions, Mr. Mazadoorian served as assistant general counsel for CIGNA Corporation, a leading provider of employee benefits, health care insurance and financial services, located in Bloomfield, Connecticut from April 1976 to January 2000. Age 63. Director since 1993.

         Jeffrey T. Witherwax was President of The Naugatuck Glass Company, located in Naugatuck, Connecticut, from February 1974 through February 2001. Mr. Witherwax also served as a consultant to The Naugatuck Glass Company from March 2001 until his retirement in February 2002. Age 56. Director since 1996.

         The following directors have terms ending in 2004:

         Robert T. Kenney joined American Savings in August 1991 as President, Treasurer and Chief Operating Officer. In August 1992, he was appointed Chief Executive Officer while maintaining his positions of President and Treasurer. Mr. Kenney was named Chairman of the Board of Directors in July 1995. Mr. Kenney also serves as a director of Mutual Investment Fund of Connecticut, Inc. located in Hartford, Connecticut, and a director and past Chairman of Savings Bank Life Insurance Company in Connecticut. Age 59. Director since 1991.

         Steven T. Martin retired in 2001 as Executive Vice President of Ingersoll Rand Co., an international diversified industrial company located in Woodcliff Lake, New Jersey, where he served since 1962. Age 61. Director since 1979.

         Laurence A. Tanner is President and Chief Executive Officer of Central Connecticut Health Alliance, a multi-organization health system, including New Britain General Hospital. Age 55. Director since 2000.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company and the Bank conduct business through meetings of their Boards of Directors and through activities of their committees. The Board of Directors of the Company meets at least quarterly. The Board of Directors of the Bank generally meets monthly and may have additional meetings as needed. During 2001, the Board of Directors of the Company held 15 meetings and the Board of Directors of the Bank held 14 meetings. All of the current directors of the Company and the Bank, except for Mr. Hollfelder, attended at least 75% of the total number of the Company's and the Bank's board meetings held and committee meetings on which such directors served during 2001.

         The Board of Directors of the Company maintains the following committees:

         AUDIT COMMITTEE. The Audit Committee, consisting of Messrs. Howey, Karp, Martin, Tanner and Witherwax, assists the Board of Directors in its oversight of the integrity of the Company's processes and systems of internal control concerning accounting, financial reporting and compliance with applicable laws and regulations. The committee is also responsible for engaging the Company's independent auditors and its internal auditor and monitoring their conduct and independence. The Audit Committee met eight times in 2001.

         COMPENSATION COMMITTEE. The Compensation Committee, consisting of Messrs. Hollfelder, Howey, Karp and Martin and Ms. Gustin, makes recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee met four times in 2001.

       NOMINATING COMMITTEE. The Company's Nominating Committee consists of Messrs. Hollfelder, Mazadoorian, Martin and Witherwax. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Nominating Committee will accept and consider shareholder recommendations that are made pursuant to timely written notice to the Secretary of the Company. All recommendations must include all information necessary for the Nominating Committee to fully review the qualifications and credentials of the candidate. The Nominating Committee met two times in 2001.

DIRECTORS' COMPENSATION

       FEES. Directors of American Savings receive an annual retainer of $13,500 and $700 for each board meeting attended. Additionally, each director receives an annual retainer of $2,500 for their membership on a committee, except that each committee chairman receives an annual retainer of $4,000. Each director receives $500 for each committee meeting attended. The Company does not pay separate fees for service on its Board of Directors.

       DIRECTORS' RETIREMENT PLAN. American Savings maintains a retirement program for non-employee directors to provide a retirement income supplement for directors with long service. Current directors will receive an annual benefit of approximately $12,000 at the normal retirement age of 75. Upon a retired director's death, the director's surviving spouse or in the absence of such, the estate, will receive a benefit equal to 50% of the retirement benefit.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following information is furnished for the Chief Executive Officer and the four other highest paid executive officers of American Savings who received salary and bonus of $100,000 or more during the year ended December 31, 2001.



                                                  ANNUAL COMPENSATION       LONG-TERM COMPENSATION
                                              -------------------------    -------------------------
                                                                                     AWARDS
                                                                           -------------------------
                                                                                         SECURITIES
                                                              OTHER ANNUAL  RESTRICTED   UNDERLYING    ALL OTHER
                                                              COMPENSATION STOCK AWARDS OPTIONS/SARS  COMPENSATION
NAME AND POSITION                    YEAR   SALARY   BONUS(1)      (2)        ($)(3)          (#)          (4)
--------------------                ------ ------- ----------- ----------- ------------ ------------- --------------

Robert T. Kenney....................  2001  $430,000  $215,000   $   --     $       --        --        $174,182
   Chairman of the Board, President   2000   430,000   215,000       --      4,320,000     400,000       158,976
   and Chief Executive Officer        1999   379,231   187,500       --             --        --          45,018

Charles J. Boulier III..............  2001  $185,000  $ 74,000   $   --     $       --        --         $72,451
   Senior Executive Vice President,   2000   185,000    74,000       --      2,470,240     170,000        61,593
    Treasurer, and Chief Financial    1999   163,031    64,480       --             --        --          20,745
    Officer


Peter N. Perugini...................  2001  $132,000  $ 46,200   $   --     $       --        --         $48,395
   Executive Vice President and       2000   132,000    39,600       --      1,336,000     120,000        44,777
   Chief Lending Officer              1999   122,308    36,450       --             --        --          15,796



Richard J. Moore....................  2001  $125,000  $ 43,750   $   --     $       --        --         $45,835
   Executive Vice President-Human     2000   125,000    37,500       --      1,336,000     120,000        41,788
   Resources and Corporate Secretary  1999   109,308    32,400       --             --        --          11,155


Sheri C. Pasqualoni.................  2001  $125,000  $ 43,750   $   --     $       --        --         $45,835
   Executive Vice President           2000   125,000    37,500       --      1,336,000     120,000        41,815
   Marketing, Trust & Investment      1999   109,308    32,400       --             --        --          15,478
   Management

--------------------------------------------

(1) Represents a bonus earned in a reporting year and paid in the subsequent year.
(2) Does not include the aggregate amount of perquisites and other personal benefits, which was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported.
(3) The number and value of all unvested shares of restricted stock held by each named executive officer as of December 31, 2001 is as follows, based on $25.41, the closing price of the Company's common stock on December 31, 2001:

                                               NUMBER OF            VALUE OF
                                            UNVESTED SHARES      UNVESTED SHARES
                                            ---------------      ---------------
        Mr. Kenney.....................         216,000             $5,488,560
        Mr. Boulier....................         123,512              3,138,440
        Mr. Perugini...................          66,800              1,697,388
        Mr. Moore......................          66,800              1,697,388
        Ms. Pasqualoni.................          66,800              1,697,388

(4) Represents ESOP allocations with a market value of $47,951, $47,951, $47,951, $45,835 and $45,835 for Messrs. Kenney, Boulier, Perugini, Moore and Ms. Pasqualoni, respectively. Also includes share allocations under American Savings' supplemental executive retirement plan with a market value of $126,231, $24,500 and $444 for Messrs. Kenney, Boulier and Perugini, respectively.

EMPLOYMENT AGREEMENTS

         The Company and the Bank maintain employment agreements with Messrs. Kenney, Boulier, Perugini, Moore and Ms. Pasqualoni. The employment agreements are intended to ensure that the Company and the Bank will be able to maintain a stable and competent management base. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of the above referenced officers.

         The employment agreements provide for three-year terms. The term of the Company employment agreements are extended daily unless written notice of non-renewal is given by the Board of Directors. The term of the American Savings employment agreements are renewable annually. The employment agreements provide that the executive's base salary will be reviewed annually. The base salaries which are currently effective for the employment agreements for Messrs. Kenney, Boulier, Perugini, Moore and Ms. Pasqualoni are $430,000, $197,000, $138,500, $135,000 and $132,500, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by the Company and the Bank for cause, as defined in the employment agreements, at any time. If the Company or the Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or the Bank after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Company and the Bank during the remaining term of the employment agreement. The Company and the Bank would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement, provided the Company or the Bank offered such coverage to the executive on the last day of his employment. Upon termination of the executive for reasons other than a change in control, the executive must comply with a one year non-competition agreement.

         Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or the Bank, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of (1) the payments due for the remaining terms of the agreement or (2) three times the average of the three preceding taxable years' annual compensation. The Company and the Bank would also continue the executive's life, health and disability coverage for thirty-six months. Even though both the Company and the Bank employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

         Payments to the executive under the American Savings employment agreement are guaranteed by the Company if payments or benefits are not paid by American Savings. Payment under the Company employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to the employment agreements shall be paid by the Company or the Bank, respectively, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Company and the Bank shall indemnify the executive to the fullest extent legally allowable.

PENSION PLAN

         American Savings maintains a non-contributory pension plan for its employees. Generally, employees of American Savings begin participation in the pension plan once they reach age 21 and have completed 1,000 hours of service in a consecutive 12-month period. A participant in the pension plan becomes vested in his accrued benefit under the pension plan upon completing five years of service. Participants also become fully vested in their accrued benefit upon attainment of their "normal retirement age" (as described in the pension plan) or upon becoming disabled.

         A participant's accrued benefit under the pension plan is determined by multiplying 2% of the participant's final average pay (as described in the pension plan) by the number of years of service the participant has with American Savings and then subtracting from this total 2% of the participant's annual social security benefit multiplied by the number of years of service the participant has with American Savings. However, pension benefits are reduced in the event a participant retires before his or her "normal retirement age." At December 31, 2001, Messrs. Kenney, Boulier, Perugini, Moore and Ms. Pasqualoni had 10, 8, 15, 3 and 6 years of service with the Bank for purposes of the pension plan. Participants receive their entire social security benefit in addition to the pension plan benefit. Participants in the pension plan may elect to receive their benefits in the form of a 50% or 100% joint and survivor annuity or a life only payment option.

         The following table indicates the annual retirement benefits that would be payable under the pension plan and the related supplemental executive retirement plan (see below) upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $160,000 per year and annual compensation for calculation purposes is limited to $200,000 per year for the 2002 calendar year.

                                                              YEARS OF SERVICE
      AVERAGE ANNUAL      ------------------------------------------------------------------------------------------
       COMPENSATION              5             10             15             20             25             30+
------------------------  -------------  -------------  -------------  -------------  -------------  ---------------

       $ 100,000            $  8,008        $ 16,016       $ 24,024       $ 32,032       $ 40,040       $ 48,048
         150,000              13,008          26,016         39,024         52,032         65,040         78,048
         200,000              18,008          36,016         54,024         72,032         90,040        108,048
         250,000              23,008          46,016         69,024         92,032        115,040        138,048
         300,000              28,008          56,016         84,024        112,032        140,040        168,048
         350,000              33,008          66,016         99,024        132,032        165,040        198,048
         400,000              38,008          76,016        114,024        152,032        190,040        228,048
         450,000              43,008          86,016        129,024        172,032        215,040        258,048
         500,000              48,008          96,016        144,024        192,032        240,040        288,048
         550,000              53,008         106,016        159,024        212,032        265,040        318,048

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS

         American Savings maintains a non-tax-qualified, supplemental retirement plan to provide key executives with pension benefits that cannot be provided directly through American Savings' tax-qualified employee pension plan as a result of Internal Revenue Code limitations. Benefits under the supplemental plan are based on the same formula as the employee pension plan, but are determined without regard to the limitations on the amount of salary that may be taken into account for benefit purposes under the pension plan or the level of contributions permitted under the pension plan. The benefits available under the supplemental plan are reduced by the benefits actually payable under the pension plan. Supplemental plan benefits are payable at the same times and in the same forms as benefits payable under the pension plan. Currently,

Messrs. Kenney, Boulier and Perugini participate in the supplemental plan. In January 2002, the Board of Directors of American Savings terminated a separate supplemental retirement plan in which Mr. Kenney was the sole participant. In connection with the termination of the plan, Mr. Kenney received a lump sum payment that was actuarially equivalent to his projected annuity benefit of $20,720 per month at his current average compensation level.

         American Savings has also implemented a program which provides for supplemental benefits to designated individuals who terminate employment in connection with a change in control. Generally, the supplemental executive retirement plan will provide the individual with a benefit equal to what the individual would have received under the employee stock ownership plan had he remained employed throughout the term of the employee stock ownership plan loan or had the employee stock ownership plan not been terminated prior to the scheduled repayment of the employee stock ownership plan loan, less the benefits actually provided under the employee stock ownership plan on behalf of such individual. At December 31, 2001, Messrs. Kenney, Boulier, Perugini, Moore and Ms. Pasqualoni participated in the program.

FISCAL YEAR-END OPTION VALUES

         No stock options were exercised by Messrs. Kenney, Boulier, Perugini, Moore and Ms. Pasqualoni during the year ended December 31, 2001. The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding options held by those individuals as of December 31, 2001.

                                             NUMBER OF SECURITIES
                                            UNDERLYING UNEXERCISED                    VALUE OF UNEXERCISED
                                               OPTIONS AT FISCAL                      IN-THE-MONEY OPTIONS
                                                  YEAR-END(#)                       AT FISCAL YEAR-END($)(1)
                                -------------------------------------------  ---------------------------------------

NAME                                  EXERCISABLE          UNEXERCISABLE          EXERCISABLE       UNEXERCISABLE
----                            --------------------  --------------------  --------------------  ------------------

Robert T. Kenney ...............        80,000                320,000               $752,800          $3,011,200
Charles J. Boulier III..........        34,000                136,000                319,940           1,279,760
Peter N. Perugini...............        24,000                 96,000                225,840             903,360
Richard J. Moore................        24,000                 96,000                225,840             903,360
Sheri C. Pasqualoni.............        24,000                 96,000                225,840             903,360

--------------------------------------------

(1) Value of unexercisable in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

         The reports of the Compensation Committee and the Audit Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information about the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement. Since the Company has no employees other than Bank employees who perform services to the Company without additional compensation, the Bank's Human Resources Committee evaluates the performance of each named executive officer and other senior officers of the Company and the Bank and determines the compensation of all executives. While the President and Chief Executive Officer is a member of the Human Resources Committee of the Bank, he recuses himself from any discussion or voting regarding his level of compensation.

         COMPENSATION POLICIES. The Company's executive compensation policies are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers which consists of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determinations, the Human Resources Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in the New England region of the United States. Additionally, the Human Resources Committee considers the recommendation of an independent compensation consultant when arriving at salary levels. Although no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

         A bonus is also awarded based upon certain objective performance factors, including profitability measurements and other financial measurements. The bonus is also allocated based upon job position and individual performance.

         LONG TERM INCENTIVE COMPENSATION. The Company maintains the Stock-Based Incentive Plan under which executive officers received grants and awards of common stock and options to purchase common stock of the Company in fiscal 2000. The specific grants of awards and options for the named executive officers are reflected in the Summary Compensation Table. The Board believes that stock ownership is a significant incentive in building shareholder value and in aligning the interests of employees with shareholders, since the value of this component of compensation increases as the common stock of the Company appreciates in value.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. During the fiscal year ended December 31, 2001, Mr. Kenney's base salary totaled $430,000. In addition, he earned a performance bonus of $215,000. The Board of Directors believes that Mr. Kenney's compensation is appropriate based upon the Bank's compensation policy, Mr. Kenney's performance in managing the Company, the Company's performance during the fiscal year and a comparison of peer institutions with specific consideration given to the level of the Bank's operations in comparison to peer institutions.

                          Fred M. Hollfelder (Chairman)
                                 Marie S. Gustin
                                  Mark E. Karp
                                Steven T. Martin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As stated above, while Mr. Kenney did not serve on the Company's Compensation Committee, he served on the Bank's Human Resources Committee during the 2001 fiscal year. In that capacity, he participated in deliberations concerning executive officer compensation. However, he recused himself from any discussion or voting regarding his compensation. Mr. Kenney was Chairman of the Board, President and Chief Executive Officer of the Company and the Bank during fiscal 2001.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors assists the Board of Directors in its oversight of the integrity of the Company's processes and systems of internal control concerning accounting, financial reporting and compliance with applicable laws and regulations. Additionally, the Audit Committee selects the independent auditors and reviews their independence and their annual audit. The Audit Committee is comprised of five directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee also received and reviewed written disclosures and a letter from the independent auditors concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the auditors the contents of such materials, the auditors' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                           Steven T. Martin (Chairman)
                                Gregory B. Howey
                                  Mark E. Karp
                               Laurence A. Tanner
                              Jeffrey T. Witherwax

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company common stock with the cumulative total return on the Nasdaq Index and with the SNL $1 Billion to $5 Billion Asset Thrift Index. The graph assumes that $100 was invested at the close of business on November 30, 1999, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.

[GRAPHIC OMITTED]

                                                                                     PERIOD ENDED
                                                                    ----------------------------------------------
                                                                    11/30/99    12/31/99     12/31/00     12/31/01
                                                                    --------    --------     --------     --------

American Financial Holdings, Inc..................................   $100.00     $ 99.75      $168.58      $213.92
The Nasdaq Index..................................................    100.00      122.00        73.38        58.23
SNL $1 Billion to $5 Billion Asset Thrift Index...................    100.00       93.72       113.29       161.51


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and shareholders that own greater than 10% of the Company common stock are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2001.

                          TRANSACTIONS WITH MANAGEMENT

         Federal regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Bank's policy permits loans to be made to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG LLP to be the Company's auditors for the 2002 fiscal year, subject to the ratification by shareholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants may be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

         The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by KPMG LLP:

           Audit fees, excluding audit related fees...................................         $150,000
                                                                                               --------

           Financial information systems design and implementation ...................         $     --
                                                                                               --------

           All other fees:
              Audit related fees (1)..................................................         $ 99,292
              Other non-audit related fees (2)........................................          222,782
                                                                                               --------

           Total all other fees.......................................................         $322,074
                                                                                               ========

           --------------------------------------------

           (1) Audit related fees consisted principally of audits of financial statements of employee benefit plans, discussions and research of accounting issues, review of SEC registration statements and due diligence/acquisition audit assistance.
           (2) Other non-audit related fees consisted of tax related services of $152,790 and merger and acquisition advisory services of $69,992.

         The Audit Committee believes that the provisions of the non-audit services billed to the Company by KPMG LLP are compatible with maintaining KPMG LLP's independence.

                                  MISCELLANEOUS

         The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $5,000, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

         The Company's Annual Report to shareholders has been mailed to all persons who were shareholders as of the close of business on March 8, 2002. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A COPY OF THE COMPANY'S FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON MARCH 8, 2002 UPON WRITTEN REQUEST TO RICHARD J. MOORE, CORPORATE SECRETARY, AMERICAN FINANCIAL HOLDINGS, INC., 102 WEST MAIN STREET, P.O. BOX 174, NEW BRITAIN, CONNECTICUT 06050.

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 annual meeting of shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than November 27, 2002. If such annual meeting is held on a date more than 30 calendar days from April 29, 2003, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

         The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders, including director nominations. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ Richard J. Moore
                                         Richard J. Moore
                                         Corporate Secretary


New Britain, Connecticut
March 27, 2002

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                 REVOCABLE PROXY
                        AMERICAN FINANCIAL HOLDINGS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 29, 2002
                              10:00 A.M. LOCAL TIME

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of American Financial Holdings, Inc. (the "Company"), consisting of Fred M. Hollfelder, Harry N. Mazadoorian and Jeffrey T. Witherwax, or any of them with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on April 29, 2002 at 10:00 a.m. local time, at the HARTFORD MARRIOTT ROCKY HILL, 100 CAPITAL BOULEVARD, ROCKY HILL, CONNECTICUT and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

  NOMINEES: Marie S. Gustin, Mark E. Karp and Gregory B. Howey

                                                             FOR ALL
                  FOR ALL           WITHHOLD ALL              EXCEPT
                  -------                                     ------

                    |-|                 |-|                    |-|
INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

         2. The ratification of the appointment of KPMG LLP as independent auditors of American Financial Holdings, Inc. for the fiscal year ending December 31, 2002.

                    FOR                 AGAINST                    ABSTAIN
                    ---                 -------                    -------

                    |-|                   |-|                        |-|

                        ANNUAL MEETING OF SHAREHOLDERS OF

                        AMERICAN FINANCIAL HOLDINGS, INC.

                                 APRIL 29, 2002

--------------------------------------------------------------------------------

                            PROXY VOTING INSTRUCTIONS

--------------------------------------------------------------------------------

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL. YOU MAY VOTE BY TELEPHONE ONLY UNTIL 11:59 PM. ON APRIL 28, 2002.



                                ------------------------------------------------
YOUR CONTROL NUMBER IS ->
                                ------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                                              Dated:
                                                    --------------------------


                                              --------------------------------
                                              SIGNATURE

                                              --------------------------------
                                              SIGNATURE OF CO-HOLDER (IF ANY)


         The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 27, 2002 and an Annual Report to Shareholders.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE.